Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 21, 2003 relating to the financial statements, which appears in the 2003 Annual Report to Shareholders of Johnson Controls, Inc., which is incorporated by reference in Johnson Controls, Inc.’s Annual Report on Form 10-K for the year ended September 30, 2003. We also consent to the incorporation by reference of our report dated October 21, 2003 relating to the financial statement schedule, which appears in such Annual Report on Form 10-K.

We also consent to the incorporation by reference in this Registration Statement of our reports dated June 18, 2003 relating to the financial statements, which appear in the Annual Reports of the Johnson Controls Savings and Investment (401K) Plan, Johnson Controls Automotive Systems Group Production Employees Savings and Investment (401K) Plan, Johnson Controls IFM Retirement Savings Plan/Commercial North America Account Level Employees and the Bridgewater, LLC Savings and Investment (401K) Plan on Form 11-K for the year ended December 31, 2003.

We also consent to the incorporation by reference in this Registration Statement of our reports dated June 19, 2003 relating to the financial statements, which appear in the Annual Reports of the Johnson Controls World Services Inc. Retirement Savings Plan and the Johnson Controls Northern New Mexico, L.L.C. Retirement Savings Plan on Form 11-K for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, WI
August 2, 2004

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of our reports dated June 18, 2004 relating to the financial statements, which appear in the Annual Reports of the Johnson Controls Savings and Investment (401K) Plan, Johnson Controls Automotive Systems Group Production Employees Savings and Investment (401K) Plan, Johnson Controls World Services Inc. Retirement Savings Plan , Johnson Controls Northern New Mexico, L.L.C. Retirement Savings Plan, Johnson Controls Interiors PERT Plan, Johnson Controls IFM Retirement Savings Plan/Commercial North America Account Level Employees and the Bridgewater, LLC Savings and Investment (401K) Plan on Form 11-K for the year ended December 31, 2003.

/s/ Coleman & Williams, Ltd.

Milwaukee, WI
August 2, 2004